SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


      Due to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    April 24, 2003


                         Commission File No. 0-20380
                                             -------


                         FIRST FEDERAL BANCORP, INC.
           -------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Ohio                  0-20380           31-1341110
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(State or other jurisdiction    (Commission     (I.R.S. Employer
 of incorporation)              File Number    Identification No.)

505 Market Street, Zanesville, Ohio            43701
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(Address of principal executive office)      (Zip Code)



      Registrant's telephone number, including area code: (740) 588-2265


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Item 9.  Regulation FD Disclosure
         ------------------------



      On April 23, 2003 First Federal Bancorp, Inc. issued a press release announcing its results of operation for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is also deemed to be furnished under Item 12 in accordance with SEC release number 33-8216.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                       (Registrant)


Date:  April 24, 2003                  By:  /s/J. William Plummer
                                            -------------------------------
                                            J. William Plummer
                                            President



Date:  April 24, 2003                  By:  /s/ Connie Ayres LaPlante
                                            ------------------------------
                                            Connie Ayres LaPlante
                                            Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

    99.1        Press Release dated April 23, 2003


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